UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 7, 2010

Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600

(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 100 Midland, Texas	79701

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On October 13, 2010, Concho Resources Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of the Company’s acquisition (the “Marbob Acquisition”) of certain oil and gas leases, interests, properties and related assets (the “Marbob Group”) of Marbob Energy Corporation and certain related sellers (collectively, the “Sellers”) on October 7, 2010, for aggregate consideration of approximately $1.4 billion. This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide the financial statements for the Marbob Group and the pro forma financial statements required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Marbob Acquisition.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired
Audited Special-Purpose Combined Financial Statements of the Marbob Group as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007, together with the accompanying Report of Independent Certified Public Accountants, are set forth in Exhibit 99.1.
Unaudited Special-Purpose Combined Financial Statements of the Marbob Group as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009, are set forth in Exhibit 99.1.
     (b) Pro Forma Financial Information
The Unaudited Pro Forma Combined Financial Statements of the Company as of September 30, 2010 and for the year ended December 31, 2009 and the nine months ended September 30, 2010, are set forth in Exhibit 99.2.
     (d) Exhibits

Exhibit Number	Description
23.1	Consent of Independent Certified Public Accountants.

23.2	Consent of Independent Reserve Engineer.

99.1	Audited Special-Purpose Combined Financial Statements of the Marbob Group as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007 and Unaudited Special-Purpose Combined Financial Statements of the Marbob Group as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009.

99.2	Unaudited Pro Forma Combined Financial Statements of the Company as of September 30, 2010 and for the year ended December 31, 2009 and the nine months ended September 30, 2010.

99.3	Cawley, Gillespie & Associates, Inc. Reserve Report for Marbob Energy Corporation and its Affiliates Interests as of December 31, 2009.

99.4	Cawley, Gillespie & Associates, Inc. Reserve Report for Marbob Energy Corporation and its Affiliates Interests as of December 31, 2008.

99.5	Cawley, Gillespie & Associates, Inc. Reserve Report for Marbob Energy Corporation and its Affiliates Interests as of December 31, 2007.

99.6	Cawley, Gillespie & Associates, Inc. Reserve Report for Marbob Energy Corporation and its Affiliates Interests as of December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.
Date: December 1, 2010	By:	/s/ DARIN G. HOLDERNESS
		Name:	Darin G. Holderness
		Title:	Senior Vice President — Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Certified Public Accountants.

23.2	Consent of Independent Reserve Engineer.

99.1	Audited Special-Purpose Combined Financial Statements of the Marbob Group as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007 and Unaudited Special-Purpose Combined Financial Statements of the Marbob Group as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009.

99.2	Unaudited Pro Forma Combined Financial Statements of the Company as of September 30, 2010 and for the year ended December 31, 2009 and the nine months ended September 30, 2010.

99.3	Cawley, Gillespie & Associates, Inc. Reserve Report for Marbob Energy Corporation and its Affiliates Interests as of December 31, 2009.

99.4	Cawley, Gillespie & Associates, Inc. Reserve Report for Marbob Energy Corporation and its Affiliates Interests as of December 31, 2008.

99.5	Cawley, Gillespie & Associates, Inc. Reserve Report for Marbob Energy Corporation and its Affiliates Interests as of December 31, 2007.

99.6	Cawley, Gillespie & Associates, Inc. Reserve Report for Marbob Energy Corporation and its Affiliates Interests as of December 31, 2006.